                       [DELOITTE & TOUCHE LLP LETTERHEAD]




                        CONSENT OF INDEPENDENT AUDITORS



Security First Life Insurance Company


We consent to (a) the use in this Amendment No. 115 to Registration Statement No. 811-3365 under the Investment Company Act of 1940 on Form N-4 of our report dated February 10, 1999 regarding Security First Life Insurance Company and subsidiary appearing in the Financial Statements, which is included in Part B, the Statement of Additional Information of such Registration Statements and
(b) the reference to us under the heading "Independent Auditors" in such Statement of Additional Information.



/s/ DELOITTE & TOUCHE LLP



May 26, 1999

                         [ERNST & YOUNG LLP LETTERHEAD]





                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report with respect to the consolidated financial statements of Security First Life Insurance Company and Subsidiary dated February 11, 1998 in the Registration Statement (Form N-4, Amendment No. 115 under the Investment Company Act of 1940) and related Prospectus.



                                              /s/  ERNST & YOUNG LLP

                                                   ERNST & YOUNG LLP



Los Angeles, California
May 26, 1999